Exhibit 99.1
------------

                                 STATE OF ALASKA
                                 ---------------
                       THE REGULATORY COMMISSION OF ALASKA
                       -----------------------------------

Before  Commissioners:                         G.  Nanette  Thompson,  Chair
                                               Bernie  Smith
                                               Patricia  M.  DeMarco
                                               Will  Abbott
                                               James  S.  Strandberg

In the Matter of an Investigation into the 1999  )
Revenue  Requirement  and  Cost  of  Service     )               U-00-88
Studies  Filed  by  ENSTAR  NATURAL  GAS         )
COMPANY  and  ALASKA  PIPELINE  COMPANY          )            ORDER  NO.  1
_________________________________________________)


              ORDER REQUIRING FILINGS; DESIGNATING PUBLIC ADVOCACY
              ----------------------------------------------------
                 SECTION A PARTY; APPOINTING A HEARING EXAMINER;
                 -----------------------------------------------
                  ESTABLISHING DEADLINES FOR INTERVENTION; AND
                  --------------------------------------------
                        SCHEDULING PREHEARING CONFERENCE
                        --------------------------------


BY  THE  COMMISSION:

                                     Summary
                                     -------

          In  this  Order  we  find  the revenue requirement and cost-of-service
(COSS) studies filed by ENSTAR NATURAL GAS COMPANY (ENSTAR) and its affiliate, ALASKA PIPELINE COMPANY (APLC), generally comply with Order U-99-93(1)/ U-99-94(1) and the form of 3 AAC 48.275(a)[FN]1 and 3 AAC 48.275(h). However, based on the information in those filings, we determine that further substantive investigation of ENSTAR's and APLC's revenue requirement study and COSS are required to ensure rates charged to customers are just and reasonable.[FN]2 This Order
________________________
[FN]
     1 The currently effective revenue requirement and rates of ENSTAR, including a return on equity of 15.65 percent and a weighted average cost of capital of 13.07 percent were approved by Order U-84-59(15), dated May 7, 1986. See also 7 APUC 375, 401.
     2  See  AS  42.05.381(a).

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REGULATORY  COMMISSION  OF  ALASKA
1016  West  Sixth  Avenue,  Suite  400
Anchorage,  Alaska  99501
(907)  276-  6222;  TTY  (907)  276-  4533
requires ENSTAR/APLC to submit prefiled testimony explaining their filings and addressing the issues we identify. We also require ENSTAR to file copies of the Management Agreement (MA) and Tax Sharing Agreement (TSA) it has entered into with its new parent company, SEMCO Energy, Inc. (SEMCO), and a reconciliation of its 1999 annual operating report with its audited financial statements.
          We designate the Public Advocacy Section (PAS) a party to this proceeding and appoint Patricia Clark as Hearing Examiner. We also schedule a prehearing conference and establish deadlines for intervention in this proceeding.

                                   Background
                                   ----------
          We approved transfer of ownership of ENSTAR to SEMCO, subject to conditions.[FN]3 Our conditions of approval included a requirement that ENSTAR file, by July 1, 2000, a revenue requirement study and COSS using a 1999 test period.[FN]4 We also prohibited recovery through rates of any acquisition adjustment resulting from the transactions. Finally, we required SEMCO to maintain the accounts and operating books and records of ENSTAR separately from APCL and also separately from the books of SEMCO.
          On November 1, 1999, SEMCO completed the purchase of ENSTAR for approximately $290 million. ENSTAR timely filed its revenue requirement study and COSS on April 13, 2000. Commission Staff (Staff) reviewed ENSTAR's filings and found them to be generally compliant, in form, with the requirements of
________________________
[FN]
     3  See  Order  U-99-93(1)/U-99-94(1),  dated  October  19,  1999.
     4 See Order U-99-93(1)/U-99-94(1) that required these filings be made into a new docket. This docket was opened to receive the filings.

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REGULATORY  COMMISSION  OF  ALASKA
1016  West  Sixth  Avenue,  Suite  400
Anchorage,  Alaska  99501
(907)  276-  6222;  TTY  (907)  276-  4533

3 AAC 48.275(a) and 3 AAC 48.275(h). However, the information contained in the filings raised several issues, identified below, which we determine should be further examined.

                                   Discussion
                                   ----------
          ENSTAR's overall rates were last reviewed fifteen years ago. There have been significant changes in the demography and economy of ENSTAR's service area since then and significant changes in organization and cost structure have occurred with ENSTAR's ownership changes. This is an appropriate time to establish a new benchmark for evaluating the reasonableness of ENSTAR's rates based on the filings in this Docket. We find that the ENSTAR/APLC revenue requirement study and COSS filings raise the following issues regarding compliance with our prior orders.

Acquisition  Adjustment
-----------------------
          First, ENSTAR reflects an acquisition adjustment in its audited financial statements, annual operating report, and revenue requirement study.
Therefore, the issue arises whether ENSTAR is including an acquisition adjustment in its current rates.[FN]5 (See also AS 42.05.441.)

Tax  Sharing  (TSA)  and  Management  Agreements  (MA)[FN]6
------------------------------------------------------
          Second, ENSTAR recorded approximately $30 million in deferred tax liability on its 1999 annual operating report. A deferred tax liability generally
________________________
[FN]
     5  See  Order  U-99-93(1)/U-99-94(1),  Ordering  Paragraph  No.  6.
     6  See  n.  3  to  ENSTAR's  1999  audited  financial  statements.

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REGULATORY  COMMISSION  OF  ALASKA
1016  West  Sixth  Avenue,  Suite  400
Anchorage,  Alaska  99501
(907)  276-  6222;  TTY  (907)  276-  4533
represents a temporary deferral of income tax that will be paid in a future period, but is recorded as a current period expense. For ratemaking purposes, deferred tax liability represents a source of cost-free capital that does not require a provision for return on investment (i.e., deferred tax liability generally serves to reduce rate base).
          Review of ENSTAR's audited financial statements for the two years ending December 31, 1998, and December 31, 1999, indicates that ENSTAR has entered into a TSA with SEMCO. That TSA requires ENSTAR to pay an amount equal to the amount of income taxes it would pay on a stand-alone basis, including consideration of the acquisition adjustment entries recorded on ENSTAR's financial statements.
          The TSA appears to differ from the agreement ENSTAR had with SEMCO's predecessor, Ocean Energy, Inc. (Ocean). The former agreement required ENSTAR to pay an amount generally equal to the amount of income taxes which would be payable by ENSTAR, excluding the effects of historical acquisition adjustments.
                    ---------
Therefore,  the  issue  arises,  again,  as  to  whether  ENSTAR is including an acqusition adjustment in its rates as well as the issue of whether ENSTAR is engaged in transactions with an affiliated interest that adversely affect the cost of service to the utility. (See AS 42.05.441 and AS 42.05.511.).[FN]7
________________________
[FN]
     7  AS  42.05.511  provides,  in  pertinent  part,  that:
     (c) [I]n a rate proceeding the utility involved has the burden of proving that any written or unwritten contract or arrangement it may have with any of its affiliated interests for the furnishing of any services or for the purchase, sale, lease, or exchange of any property is necessary and consistent with the public interest and that the payment made therefor, or consideration given, is reasonably based, in part, upon the submission of satisfactory proof as to the cost to the affiliated interest of furnishing the service or property and, in part, upon the estimated cost the utility would have incurred if it furnished the service or property with its own personnel and capital.

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Page  4  of  10

REGULATORY  COMMISSION  OF  ALASKA
1016  West  Sixth  Avenue,  Suite  400
Anchorage,  Alaska  99501
(907)  276-  6222;  TTY  (907)  276-  4533

          ENSTAR and SEMCO have entered into a new MA relating to management, financial reporting, legal, human resources, treasury, investor relations, and administrative services. The terms of that agreement, as described in ENSTAR's financial statements, indicate ENSTAR must pay the direct cost of receiving those services, in addition to allocable portions of SEMCO's general and administrative expenses associated with providing the services. In its revenue requirement study, ENSTAR has proposed pro forma adjustments to reflect a budgeted amount of management and other fees to be paid to SEMCO in the amount of approximately $2.5 million, in contrast to test period expense reported as approximately $2.0 million.[FN]8 The 25 percent increase does not appear to be offset by reductions to existing ENSTAR labor costs because ENSTAR also proposes pro forma adjustments to increase test period labor costs by approximately 6.8 percent.[FN]9 Again, the issue arises as to whether ENSTAR is engaged in transactions with an affiliated interest that adversely affect the cost of service to the utility. (See AS 42.05.511.) However, ENSTAR did not file the TSA or MA with us, so we are unable to evaluate the relationship between the terms in these agreements and the revenue requirement study and COSS.

Capital  Structure
------------------
          Third, ENSTAR proposed the use of a hypothetical capital structure, in lieu of its actual capital structure or that of SEMCO, based on the average capital structure for distribution companies reported in the American Gas Association's 1999 GAS Facts. Therefore, the issue arises whether ENSTAR used the appropriate capital
________________________
[FN]
     8  See  Schedule  J  of  ENSTAR  revenue  requirement filed April 13, 2000.
     9  See  Schedule  D  of  ENSTAR  revenue  requirement.

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Page  5  of  10

REGULATORY  COMMISSION  OF  ALASKA
1016  West  Sixth  Avenue,  Suite  400
Anchorage,  Alaska  99501
(907)  276-  6222;  TTY  (907)  276-  4533
structure in its revenue requirement filing and whether it would be appropriate to consider the use of a double leverage adjustment to compute ENSTAR's cost of capital.[FN]10

Rate  of  Return
----------------
          Finally, ENSTAR's approved return on equity is 15.65 percent with a total weighted average cost-of-capital of 13.07 percent.[FN]11 In its revenue requirement filing, ENSTAR states that it is achieving an 11.76 percent return on equity and a 10.15 percent rate of return. A significant amount of time has elapsed since ENSTAR's rate of return was reviewed. Therefore, we believe it would be appropriate to determine whether ENSTAR's rate of return should be modified to reflect general changes in economic conditions and whether ENSTAR's rate of return is adequate to meets its capital requirements.

Burden  of  Proof
-----------------
          We find that ENSTAR has the burden of proving that its revenue requirement study and COSS are just and reasonable and in compliance with the conditions imposed in our prior Orders. (See Order U-99-93(1)/U-99-94(1).)
Therefore, in further proceedings to be scheduled in this docket, we will examine the reasonableness of rates based on ENSTAR's 3 AAC 48.275 filings. Upon completion
________________________
[FN]
     10 A double leverage adjustment imputes the capital structure of a parent company onto the subsidiary, in order to more accurately represent the true cost of the subsidiary's capital. See Order U-84-59(15), 7 APUC 375. In approving ENSTAR's last rate case, the Commission placed ENSTAR on notice that it would consider ENSTAR's status as a subsidiary of a holding company in determining appropriate capital structure.
     11  See  Order  U-84-59(15),  dated  May  7,  1986.

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Page  6  of  10

REGULATORY  COMMISSION  OF  ALASKA
1016  West  Sixth  Avenue,  Suite  400
Anchorage,  Alaska  99501
(907)  276-  6222;  TTY  (907)  276-  4533
of further inquiry, we may find that changes in the existing rates may be appropriate. If so, such changes would be applied on a prospective basis.

Public  Advocacy  Section
-------------------------
          The Commission Chair determines that it is in the public interest for the PAS to participate as a party in this proceeding.[FN]12 The PAS shall operate separately from the remainder of the Commission.[FN]13 As a party, the PAS will investigate all relevant issues; will present the results of its investigation to us; and may submit stipulations of agreed upon issues for our approval.

Hearing  Examiner
-----------------
          The Commission Chair believes that it is appropriate to appoint a Hearing Examiner in this matter.[FN]14 The powers of a Hearing Examiner appointed by the Commission Chair, and the procedures to be followed in matters assigned to a Hearing Examiner, are further defined at AS 42.05.171 and 3 AAC 48.165. Accordingly, the Chair appoints Patricia Clark as the Hearing Examiner in this proceeding.[FN]15

Prehearing  Conference
----------------------
          A prehearing conference is set for February 8, 2001, at 8:30 a.m., to establish a procedural schedule and to address other matters that would aid in the
________________________
[FN]
     12  See  AS  42.04.700(c).
     13  See  AS  42.04.150.
     14  See  AS  42.04.070.
     15  See  As  42.04.070,  AS  42.05.171,  3  AAC  48.165.

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REGULATORY  COMMISSION  OF  ALASKA
1016  West  Sixth  Avenue,  Suite  400
Anchorage,  Alaska  99501
(907)  276-  6222;  TTY  (907)  276-  4533
orderly and efficient disposition of this case. At the prehearing conference, the parties should be prepared to discuss discovery matters and to propose a procedural schedule. Input from the parties should reduce or eliminate the need for filing motions for extension of time. Once a procedural schedule has been established with input from the parties, we will not favorably consider motions for extension of time and will be inclined to deny such motions absent exigent circumstances.
          The parties may appear telephonically for the prehearing conference. Any party wishing to appear telephonically must so advise us in writing at least one week before the prehearing conference and provide a telephone number where they may be reached for that appearance.

Intervention
------------
          Any persons who wish to file petitions to intervene in this proceeding must file their petitions to intervene by the deadline established in this Order.[FN]16 Any party to this proceeding may file an answer to the petition to intervene seven days after the petition is filed.[FN]17


                                      ORDER
                                      -----

THE  COMMISSION  FURTHER  ORDERS:
          1. ENSTAR Natural Gas Company is required to submit prefiled testimony explaining its pro forma adjustments and responding to the issues identified in the body of this Order.
________________________
[FN]
     16  See  3  AAC  48.110.
     17  See  3  AAC  48.110(e).

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Page  8  of  10

REGULATORY  COMMISSION  OF  ALASKA
1016  West  Sixth  Avenue,  Suite  400
Anchorage,  Alaska  99501
(907)  276-  6222;  TTY  (907)  276-  4533

          2. The Public Advocacy Section is designated a party to this proceeding.
          3. Patricia Clark is appointed to serve as the Hearing Examiner in this proceeding.
          4. By 4 pm, January 12, 2001, any entity interested in participating in this proceeding must file a petition to intervene.
          5. A prehearing conference[FN]18 is scheduled to convene at 8:30 am, February 8, 2001, in our hearing room at 1016 West Sixth Avenue, Suite 305, Anchorage, Alaska.
          6. By 4 pm, February 2, 2001, any person wishing to appear telephonically at the prehearing conference must file a written notice of the intent to appear telephonically and provide a name and telephone number for that appearance.
          7. By 4 pm, December 15, 2000, ENSTAR Natural Gas Company shall file a copy of the Tax Sharing Agreement and a copy of the Management Agreement with SEMCO Energy, Inc.
          8. By 4 pm, December 1, 2000, ENSTAR Natural Gas Company is required to file a reconciliation of its 1999 audited financial statements to its 1999 annual operating report.


________________________
[FN]
     18 If you are a person with a disability who may need a special accommodation, auxiliary aid, or service or alternative communication format in order to participate in this prehearing conference, contact Georgann Joy at 1-907-276-6222 or TTY 1-907- 276-4533 before the prehearing conference to make the necessary arrangements.

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Page  9  of  10

REGULATORY  COMMISSION  OF  ALASKA
1016  West  Sixth  Avenue,  Suite  400
Anchorage,  Alaska  99501
(907)  276-  6222;  TTY  (907)  276-  4533

          9. By 4 pm, December 1, 2000, ENSTAR Natural Gas Company is required to file a copy of its capital expenditure plan for fiscal years 2000 and 2001, and a copy of its most recent forecast of customer demand and resources to meet that demand through 2005.

DATED  AND  EFFECTIVE  at  Anchorage,  Alaska,  this 22nd day of November, 2000.
                         BY DIRECTION OF THE COMMISSION
                    Commissioners G. Nanette Thompson, Chair,
                      and Will Abbott, not participating.)




(S  E  A  L  )
















U-00-88(1)  -  (11/22/00)
Page  10  of  10

REGULATORY  COMMISSION  OF  ALASKA
1016  West  Sixth  Avenue,  Suite  400
Anchorage,  Alaska  99501
(907)  276-  6222;  TTY  (907)  276-  4533